UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K


Date of Report (Date of earliest event reported): October 28, 2004

                              BLUE GATE CORPORATION
              (Exact Name of Registrant a Specified in Its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)


              000-22711                             76-0640970
        Commission File Number:        (IRS Employer Identification Number)


   701 North Post Oak, Road, Suite 630, Houston, Texas          77024
        (Address of Principal Executive Office)               (Zip Code)

                                 (713) 682-7400
              (Registrant's Telephone Number, Including Area Code)


                          CRESCENT COMMUNICATIONS, INC.
                           (Former Name of Registrant)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03      MATERIAL MODIFICATION TO THE RIGHTS OF SECURITY
               HOLDERS.

     On October 28, 2004, our shareholders voted to effectuate a 20:1 reverse split of our common stock. The State of Nevada requires the filing of a form with the Secretary of State of Nevada pursuant to the Nevada Revised Statutes section 78.209 setting forth the reverse split. Shortly after our shareholder meeting, we filed such a form with the Secretary of State of Nevada. At the opening of business on November 23, 2004, our 20:1 reverse split of our common stock was effective with the NASD and the OTCBB.

     Immediately before the reverse split we had 85,000,000 shares of common stock authorized of which approximately 47,850,931 shares of common stock were outstanding.

     Immediately after the reverse split, we had 4,250,000 authorized shares of common stock of which approximately 2,392,547 shares of common stock were outstanding, pending fractional-share rounding-up calculations to adjust for the reverse split.

     In connection with the shareholder vote to conduct the reverse split, our
shareholders   voted to change our post-reverse split authorized shares to be
50,000,000 authorized shares, and we amended our articles of incorporation accordingly.

     Thus we now have 50,000,000 shares of common stock authorized of which approximately 2,392,547 shares of common stock are outstanding, pending fractional-share rounding-up calculations to adjust for the reverse split.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPALS OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     For personal reasons, Robert Davis and Jeff Olexa did not stand for re-election as Directors at our annual meeting of shareholders on October 28, 2004.

ITEM 5.03      AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;
               CHANGE IN FISCAL YEAR.

     On October 28, 2004, our shareholders voted to effectuate a 20:1 reverse split of our common stock. The State of Nevada requires the filing of a form with the Secretary of State of Nevada pursuant to the Nevada Revised Statutes section 78.209 setting forth the reverse split. We filed such a form with the Secretary of State of Nevada. On November 23, 2004 the reverse split was effective with the NASD and the OTCBB at the opening of business.

     Immediately before the reverse split we had 85,000,000 shares of common stock authorized of which 47,850,931 shares of common stock were outstanding.

     Immediately after the reverse split, we had 4,250,000 authorized shares outstanding of which approximately 2,392,547 shares of common stock were outstanding, pending fractional-share rounding-up calculations to adjust for the reverse split.

     In connection with the shareholder vote to conduct the reverse split, our shareholders voted to change our post-reverse split authorized shares to be 50,000,000 authorized shares, and we amended our articles of incorporation accordingly .

     Thus we now have 50,000,000 shares of common stock authorized of which approximately 2,392,547 shares are outstanding, pending fractional-share rounding-up calculations to adjust for the reverse split.

     On October 28, 2004, our shareholders voted to change our name to BLUEGATE CORPORATION. We amended our Articles of Incorporation for the name change accordingly.


ITEM 8.01      OTHER EVENTS.

     In connection with our name change, our stock trading symbol on the OTCBB changed to "BGAT".

     At the opening of business on November 23, 2004, the 20:1 reverse stock split of our common stock was effective with the NASD and the OTCBB.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements.

          None.

(b)  Pro Forma Financial Statements.

          None.

(c)  Exhibits.

     Exhibit Number          Description
     -----------------------------------

     3.I.1          Certificate of Amendment

     3.I.2          Certificate of Correction

     3.I.3          Certificate of Change

     3.I.4          Certificate of Amendment

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Bluegate Corporation

November 26, 2004                  (signed)
                                           -------------------------------------
                                                  /s/  Manfred Sternberg
                                                  Manfred Sternberg
                                                  Chief Executive Officer

Exhibit Index

     Exhibit Number          Description
     -----------------------------------

     3.I.1          Certificate of Amendment

     3.I.2          Certificate of Correction

     3.I.3          Certificate of Change

     3.I.4          Certificate of Amendment